Exhibit 99

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Allan L. Schuman, state and attest that:

(1)                    To the best of my knowledge, based upon a review of the covered reports of Ecolab Inc., and, except as corrected or supplemented in a subsequent covered report:

•                  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•                  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8–K or definitive proxy materials, as of the date on which it was filed).

(2)                    I have reviewed the contents of this statement with the Company’s audit committee.

(3)                    In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•                  Annual Report on Form 10-K for the year ended December 31, 2001 of Ecolab Inc.;

•                  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ecolab Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•                  any amendments to any of the foregoing.

/s/Allan L. Schuman	Subscribed and sworn to before me this 12th day of August 2002.
Allan L. Schuman
Chairman of the Board, President and
Chief Executive Officer	/s/Timothy P. Dordell
(principal executive officer)	Notary Public

Date: August 12, 2002	My Commission Expires: Jan. 31, 2005

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Steven L. Fritze, state and attest that:

(1)                    To the best of my knowledge, based upon a review of the covered reports of Ecolab Inc., and, except as corrected or supplemented in a subsequent covered report:

•                  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•                  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8–K or definitive proxy materials, as of the date on which it was filed).

(2)                    I have reviewed the contents of this statement with the Company’s audit committee.

(3)                    In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•                  Annual Report on Form 10-K for the year ended December 31, 2001 of Ecolab Inc.;

•                  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ecolab Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•                  any amendments to any of the foregoing.

/s/Steven L. Fritze	Subscribed and sworn to before me this 12th day of August 2002.
Steven L. Fritze
Senior Vice President and
Chief Financial Officer	/s/Timothy P. Dordell
(principal financial officer)	Notary Public

Date: August 12, 2002	My Commission Expires: Jan. 31, 2005

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